Filed pursuant to Rule 497

File No. 333-225698

Rule 482ad

Horizon Technology Finance Corporation Prices

Public Offering of Common Stock

FARMINGTON, Conn, March 9, 2022 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the "Company" or "Horizon") today announced that it has priced an underwritten public offering of 2,500,000 shares of its common stock at a price to the public of $14.35 per share for total gross proceeds of approximately $35,875,000, before deducting underwriting commission and discounts and estimated offering expenses. The public offering is expected to close on or about March 14, 2022, subject to the customary closing conditions. In connection with the offering, the Company has granted the underwriters for the offering a 30-day option to purchase up to an additional 375,000 shares of the Company’s common stock solely to cover overallotments, if any.

The joint-lead book-running managers for the offering are Morgan Stanley & Co. LLC and UBS Securities LLC, and the joint book-running manager is Oppenheimer & Co. LLC. The co-managers for the offering are B. Riley Securities, Inc., Janney Montgomery Scott LLC and Maxim Group, LLC.

The Company intends to use the net proceeds of this offering to repay its outstanding debt borrowed under its revolving credit facility provided by KeyBank National Association (the “Key Facility”). However, through re-borrowing of the initial repayments under its Key Facility, the Company intends to use the net proceeds from this offering to make investments in accordance with its investment objective and strategies described in the prospectus supplement and the accompanying prospectus, to pay the Company’s operating expenses and other cash obligations, and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 9, 2022 and the accompanying base prospectus dated July 21, 2021 contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Morgan Stanley Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or (2) UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, New York 10019, Telephone: 888-827-7275, or by email at ol-prospectusrequest@ubs.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation (NASDAQ: HRZN) is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and sustainability industries. The investment objective of Horizon is to maximize its investment portfolio's return by generating current income from the debt investments it makes and capital appreciation from the warrants it receives when making such debt investments. Headquartered in Farmington, Connecticut, Horizon also has regional offices in Pleasanton, California, and investment professionals located in Portland, Maine, Austin, Texas and Reston, Virginia.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Horizon undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:
Horizon Technology Finance Corporation	Investor Relations and Media Contacts:
Daniel R. Trolio	ICR
Chief Financial Officer	Garrett Edson / Brian Ruby
(860) 674-9977	(860) 284-6450 / (203) 682-8268
dtrolio@horizontechfinance.com	ir@horizontechfinance.com / brian.ruby@icrinc.com